Exhibit 99.1

May 2013
Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings, including but not limited to the Company's most recent Form 10-K and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.
No Debt PowerSecure: Who We Are Backlog: $206M NASDAQ: POWR >700 Employees Growing EPS, Operating Margins Strong Balance Sheet 12 month trailing revs = $174M Headquarters: Wake Forest, NC
(CHART) PowerSecure: Utility Focused Energy Efficiency Products/Services Utility Infrastructure Solutions Utilities and Their Large Customers IDG Power Systems
Revenue Scaling Quickly to $300M Target in 2015 (CHART)
Meaningful Bottom Line Leverage Operating margins increasing 2012 cost reduction program of $5M to leverage OpEx Major investment to build UI business from scratch in '07 now completed 2012 UI revs + 29% to $60.7M Expect decreasing OpEx as % of revenue 2013 EBITDA target: >$20M Operating profit up 6.1 percentage points y-o-y in Q1 2013 (CHART) Earnings per Share E.P.S. -- Non-GAAP Continuing Ops E.P.S. -- GAAP ($0.03) $0.09 $0.03 $0.08 See non-GAAP discussion and reconciliation
Our 2015 Goals: $300M in Tot Revenues Distributed Generation Utility Infrastructure Energy Efficiency Driving Mid-Double Digit Operating Margins
PowerSecure Distributed Generation: Differentiated Solution=Superior Reliability & ROI Electric Utility Customer Facility 24/7 monitoring: standby and peak shaving Proprietary internet-based monitoring, dispatch and control "No Pain" demand response Our reliability > nuclear backup systems Utility tariff and interconnect experts PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation(r) System
T&D maintenance and construction Substation products and services Advanced metering and lighting installation Storm repair and restoration Utility engineering and design Regulatory consulting and rate design PowerSecure MicroGrids and SmartStations Utility Infrastructure: Direct Service to our Utility Customers
Our Utility Infrastructure Investment and Progression 2005 - Launched utility engineering business 2007 - Launched utility services business 2009 - 3 major IOU's add PowerSecure utility services crews 2010 - 1st major award: $30 million, 3-year award serving major IOU 2011 - Served 9 IOUs (13 operating divisions) Our Goal: $125 Million Business by 2015 Industry transmission and distribution investment is estimated to be $890 billion from 2010-20301 (average of over $40 billion/year) Capitalize on our "people advantage" Shale gas/oil exploration are a major growth driver 2012 UI revenues + 29% y-o-y to $60.7 million + 150% from 2010 revenues of $24.3 million Q1 2013 UI revenues + 51% y-o-y to $19.9 million Utility Infrastructure: Business Progression and Growth 1. The Brattle Group, November 2008 - "Transforming America's Power Industry - The Investment Challenge 2010-2030"

Energy Efficiency: LED Solutions for Retailers





- EfficientLights® – LED-Based Lighting
  - Grocery, drug, and convenience stores
  - Replaces to traditional fluorescent lighting
  - Reduces lighting energy use by 70%
  - Reduces maintenance costs (10 year LED light versus 2 year fluorescent)
  - Reduces stores' carbon footprint/eliminates mercury-containing fluorescent lights
  - Longer perishables' life = increased grocery margins
- EfficientLights Product Suite
  - Refrigerated case door light (flagship product)
  - Walk-in cooler light
  - Open refrigerated case shelf and canopy lights
  - Parking lot light (newest light)
- The Market: refrigerated case retrofits $1 billion+, street lights $30 billion

Power Secure

11 | © 2013 PowerSecure. All rights reserved.

SecureLiteTM Area Light Utilities (COOPs) and municipalities Energy and maintenance savings drive payback Opportunity: millions of lights across U.S PowerLiteTM Street Lights Power Drivers and Components Hundreds of millions Power driver key component for every LED New Commercial and Industrial Lighting SuperTubeTM LED (replacement for T-8 and T-12 fluorescents) Specialty products Energy Efficiency: LED Solutions for Utilities
EPC company that benefits from low panel pricing and government incentives Adds strategic capability to DG offering Anticipating $20M of solar revenues in 2013 $8.2M in 2H 2012 Accretive in 2013 Recent Acquisitions Add Value Purchased solar business for $4M in June 2012
Recent Acquisitions Add Value Successful 20-yr old business serving major ESCOs with lighting, mechanical, water and building envelope solutions to deliver energy efficiency savings Significantly expands our Energy Efficiency offerings Opens new customer channels for LED lighting and peak shaving $24M in already awarded projects added to backlog Large active pipeline of additional of potential projects Accretive to 2013 EBIDTA and EPS (pending goodwill accounting) Purchased ESCO services business for $5.5M in February 2013
Recent Acquisitions Add Value Company has significant sourcing and manufacturing expertise Will add substantial efficiencies to manufacturing of PowerSecure's existing LED solutions Outstanding proprietary portfolio of LED lamps and fixtures for commercial and Industrial applications Superior light output, thermal management, optics, light quality and aesthetics Slightly accretive to EPS in 2013, + $0.10 in 2014 Purchased Solais lighting business for $15 M in April 2013
2011 Progression (CHART) Revenue Millions of Dollars (CHART) E.P.S. -- Non-GAAP Continuing Ops E.P.S. -- GAAP ($0.25) $0.90 $0.05 $0.06 Earnings per Share See non-GAAP discussion and reconciliation
(CHART) Revenue Millions of Dollars 2012 Progression (CHART) E.P.S. -- Non-GAAP Continuing Ops E.P.S. -- GAAP ($0.03) $0.09 $0.03 $0.08 Earnings per Share See non-GAAP discussion and reconciliation
1Q13 Results (in millions) 1Q13 $ % Revenue Distributed Generation 21.0 8.5 68% Utility Infrastructure 19.9 13.1 51% Energy Efficiency 4.1 (3.4) (45%) Total Revenue 45.0 11.8 35% Gross Profit 13.7 4.2 44% Gross Profit % Revenue 30.6% +1.8 pp Operating Income 1.1 2.3 Operating Profit % Revenue 2.4% +6.1 pp E.P.S. 0.04 0.07 See non-GAAP discussion and reconciliation Y-O-Y Variance
Revenue Scaling Quickly to $300M Target in 2015 (CHART)
Thank you
Our references to our fourth quarter and full year 2012, and fourth quarter and full year 2011 "Non-GAAP Pro forma" financial measures of operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, and diluted E.P.S. discussed and shown in this report constitute non-GAAP financial measures. For the fourth quarter and full year 2012, they refer to our GAAP results, adjusted to show them 1) for the fourth quarter of 2012 excluding charges related to our restructuring and cost reduction initiative, and 2) for the full year 2012 excluding charges related to our restructuring and cost reduction initiative, gains related to the 2011 sale of our WaterSecure operations, and results of our discontinued PowerPackages business exited in 2011. For the fourth quarter and full year 2011, they refer to our GAAP results, adjusted to show them 1) for the fourth quarter of 2011 excluding our WaterSecure operations, and the results of our discontinued PowerPackages business, and 2) for the full year 2011 excluding gains and income related to our WaterSecure operations, the results of our discontinued PowerPackages business, and gains and income related to our discontinued Southern Flow business sold in 2011. We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods with the same consistent financial context as the business was managed in those periods. Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results. Non-GAAP Financial Measures
Non-GAAP Financial Measures We believe providing non-GAAP measures which show our pro forma results with these items adjusted is valuable and useful as it allows our management and our board of directors to measure, monitor and evaluate our operating performance in 2011, 2012, and in future periods with the same consistent financial context as the business was managed in those periods. Additionally, because these items were non-recurring, our non-GAAP pro forma measures are more comparable to our prior period and future period results. We believe these Non-GAAP Pro forma measures also provide meaningful information to investors in terms of enhancing their understanding of our fourth quarter and full year 2012, and fourth quarter and full year 2011 operating performance and results, as they allow investors to more easily compare our financial performance on a consistent basis compared to the prior year periods. These Non-GAAP Pro forma measures also correspond with the way we expect investment analysts to evaluate and compare our results. Our Non-GAAP Pro forma measures should be considered only as supplements to, and not as substitutes for or in isolation from, or superior to, our other measures of financial information prepared in accordance with GAAP, such as GAAP revenue, operating expenses, operating expenses as a percentage of revenue, operating income, operating income as a percentage of revenue, net income from continuing operations, net income, net income attributable to PowerSecure International, Inc., diluted E.P.S. from continuing operations, diluted E.P.S. from discontinued operations, and diluted E.P.S. The following table provides a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.
Non-GAAP Financial Measures
Non-GAAP Financial Measures